                Market Shares for Electric Companies in the U.S.

                                                            Number of      Portion of Market Served
                              Cilcorp's      Cilcorp's        Larger         by Cilcorp and Larger
Parameter      Units          Statistics      Share         Companies              Companies
---------------------------------------------------------------------------------------------------
Customers      thousands         194          0.2%             75                    98.1%
Assets         $millions       1,187          0.2%             73                    97.8%
Revenues       $millions         338          0.2%             78                    98.4%


             Comparison of Cilcorp, Inc. to Large Electric Utilities

                               Number of Utilities     Average Size
                              Necessary for 50% of       of These     Ratio of Average Large
Parameter      Units                   U.S.             Utilities       Utility to Cilcorp
--------------------------------------------------------------------------------------------
Customers      thousands                17                2,690                 14
Assets         $millions                16               18,148                 15
Revenues       $millions                17                5,863                 17


                               Number of Utilities     Average Size
                              Necessary for 80% of       of These     Ratio of Average Large
Parameter      Units                   U.S.             Utilities       Utility to Cilcorp
--------------------------------------------------------------------------------------------
Customers      thousands                38                1,906                 10
Assets         $millions                37               18,148                 15
Revenues       $millions                38                4,120                 12


                 Market Shares for Electric Companies in the United States
                                Companies Sorted by Revenue

Holding Company                                  Revenue      Rank   Share of  Cumulative Share
                                             (millions of $)          Total
---------------------------------------------------------------------------------------------
Southern Company                                        9,076   1         4.7%          4.7%
Edison International                                    7,933   2         4.1%          8.8%
PG&E Corp.                                              7,700   3         4.0%         12.7%
Entergy Corp.                                           7,649   4         3.9%         16.7%
Unicom Corp.                                            7,176   5         3.7%         20.4%
American Electric Power Co., Inc.                       6,979   6         3.6%         24.0%
Texas Utilities Co.                                     6,210   7         3.2%         27.2%
FPL Group, Inc.                                         6,132   8         3.2%         30.4%
Consolidated Edison, Inc.                               5,647   9         2.9%         33.3%
FirstEnergy Corp.                                       5,172  10         2.7%         35.9%
Dominion Resources, Inc.                                4,628  11         2.4%         38.3%
Duke Energy Corp.                                       4,361  12         2.2%         40.6%
Northeast Utilities                                     4,297  13         2.2%         42.8%
Reliant Energy, Inc.                                    4,251  14         2.2%         45.0%
PECO Energy Co.                                         4,191  15         2.2%         47.2%
Public Service Enterprise Group, Inc.                   4,167  16         2.1%         49.3%
GPU, Inc.                                               4,096  17         2.1%         51.4%
Cinergy Corp.                                           4,059  18         2.1%         53.5%
New England Electric System                             3,989  19         2.1%         55.6%
PacifiCorp                                              3,684  20         1.9%         57.5%
DTE Energy Co.                                          3,619  21         1.9%         59.3%
Central & South West Corp.                              3,427  22         1.8%         61.1%
Niagara Mohawk Power Corp.                              3,308  23         1.7%         62.8%
PP&L Resources, Inc.                                    3,048  24         1.6%         64.4%
Carolina Power & Light Co.                              3,024  25         1.6%         65.9%
Ameren Corp.                                            2,889  26         1.5%         67.4%
Allegheny Energy, Inc.                                  2,655  27         1.4%         68.8%
CMS Energy Corp.                                        2,513  28         1.3%         70.1%
Northern States Power Co.                               2,483  29         1.3%         71.4%
New Century Energies, Inc.                              2,452  30         1.3%         72.6%
Florida Progress Corp.                                  2,448  31         1.3%         73.9%
Baltimore Gas & Electric Co.                            2,222  32         1.1%         75.1%
Conectiv                                                2,083  33         1.1%         76.1%
Potomac Electric Power Co.                              1,864  34         1.0%         77.1%
Energy East Corp.                                       1,792  35         0.9%         78.0%
Pinnacle West Capital Corp.                             1,790  36         0.9%         78.9%
Sempra Energy                                           1,776  37         0.9%         79.9%
BEC Energy                                              1,769  38         0.9%         80.8%
Alliant Energy Corp.                                    1,524  39         0.8%         81.6%
Illinova Corp.                                          1,420  40         0.7%         82.3%
Enron Corp.                                             1,419  41         0.7%         83.0%
Wisconsin Energy Corp.                                  1,412  42         0.7%         83.7%
Puget Sound Energy, Inc.                                1,231  43         0.6%         84.4%
Western Resources, Inc.                                 1,228  44         0.6%         85.0%
---------------------------------------------------------------------------------------------
SCANA Corp.                                             1,203  45         0.6%         85.6%
TECO Energy, Inc.                                       1,202  46         0.6%         86.3%
OGE Energy Corp.                                        1,192  47         0.6%         86.9%
DQE, Inc.                                               1,147  48         0.6%         87.5%
MidAmerican Energy Holdings Co.                         1,126  49         0.6%         88.0%
NIPSCO Industries, Inc.                                 1,017  50         0.5%         88.6%
DPL, Inc.                                               1,015  51         0.5%         89.1%
CMP Group, Inc.                                           977  52         0.5%         89.6%
Hawaiian Electric Industries, Inc.                        938  53         0.5%         90.1%
Kansas City Power & Light Co.                             896  54         0.5%         90.5%
Eastern Utilities Associates                              829  55         0.4%         91.0%
Commonwealth Energy System                                812  56         0.4%         91.4%
Nevada Power Co.                                          799  57         0.4%         91.8%
Idaho Power Co.                                           749  58         0.4%         92.2%
IPALCO Enterprises, Inc.                                  738  59         0.4%         92.6%
UniSource Energy Corp.                                    730  60         0.4%         92.9%
Washington Water Power Co.                                726  61         0.4%         93.3%
PSC of New Mexico                                         722  62         0.4%         93.7%
KU Energy Corp.                                           716  63         0.4%         94.1%
United Illuminating Co.                                   710  64         0.4%         94.4%
Rochester Gas & Electric Corp.                            700  65         0.4%         94.8%
LG&E Energy Corp.                                         615  66         0.3%         95.1%
El Paso Electric Co.                                      594  67         0.3%         95.4%
TNP Enterprises, Inc.                                     581  68         0.3%         95.7%
UtiliCorp United, Inc.                                    557  69         0.3%         96.0%
Orange & Rockland Utilities, Inc.                         554  70         0.3%         96.3%
Sierra Pacific Resources                                  541  71         0.3%         96.6%
Montana Power Co.                                         508  72         0.3%         96.8%
Minnesota Power, Inc.                                     491  73         0.3%         97.1%
WPS Resources Corp.                                       479  74         0.2%         97.3%
Cleco Corp.                                               456  75         0.2%         97.6%
Ohio Valley Electric Corp.                                450  76         0.2%         97.8%
Central Hudson Gas & Electric Corp.                       416  77         0.2%         98.0%
Central Vermont Public Service Corp.                      372  78         0.2%         98.2%
Cilcorp, Inc.                                             338  79         0.2%         98.4%

Everyone else combined                                  3,141             1.6%        100.0%

Total                                                 193,832


                 Market Shares for Electric Companies in the United States
                                 Companies Sorted by Assets

Holding Company                                   Assets      Rank   Share of  Cumulative Share
                                             (millions of $)          Total
-----------------------------------------------------------------------------------------------
Southern Company                                       30,208   1         5.3%          5.3%
Unicom Corp.                                           26,322   2         4.6%          9.9%
PG&E Corp.                                             23,988   3         4.2%         14.1%
Entergy Corp.                                          22,637   4         4.0%         18.1%
Texas Utilities Co.                                    22,328   5         3.9%         22.0%
Edison International                                   20,723   6         3.6%         25.6%
American Electric Power Co., Inc.                      17,993   7         3.1%         28.7%
FPL Group, Inc.                                        16,643   8         2.9%         31.7%
Duke Energy Corp.                                      14,760   9         2.6%         34.2%
Dominion Resources, Inc.                               14,545  10         2.5%         36.8%
FirstEnergy Corp.                                      14,289  11         2.5%         39.3%
DTE Energy Co.                                         14,123  12         2.5%         41.8%
PECO Energy Co.                                        13,805  13         2.4%         44.2%
Public Service Enterprise Group, Inc.                  13,648  14         2.4%         46.6%
Reliant Energy, Inc.                                   12,614  15         2.2%         48.8%
Consolidated Edison, Inc.                              11,739  16         2.1%         50.8%
PacifiCorp                                             11,417  17         2.0%         52.8%
Central & South West Corp.                             11,314  18         2.0%         54.8%
Ameren Corp.                                           10,446  19         1.8%         56.6%
Carolina Power & Light Co.                             10,090  20         1.8%         58.4%
PP&L Resources, Inc.                                    9,957  21         1.7%         60.1%
GPU, Inc.                                               9,896  22         1.7%         61.9%
Northeast Utilities                                     9,751  23         1.7%         63.6%
Cinergy Corp.                                           8,951  24         1.6%         65.1%
Niagara Mohawk Power Corp.                              8,734  25         1.5%         66.7%
Allegheny Energy, Inc.                                  7,977  26         1.4%         68.1%
Pinnacle West Capital Corp.                             6,923  27         1.2%         69.3%
Baltimore Gas & Electric Co.                            6,908  28         1.2%         70.5%
Northern States Power Co.                               6,866  29         1.2%         71.7%
New Century Energies, Inc.                              6,639  30         1.2%         72.9%
Illinova Corp.                                          6,465  31         1.1%         74.0%
New England Electric System                             6,246  32         1.1%         75.1%
Potomac Electric Power Co.                              6,211  33         1.1%         76.2%
Florida Progress Corp.                                  6,158  34         1.1%         77.2%
CMS Energy Corp.                                        5,788  35         1.0%         78.3%
Conectiv                                                5,593  36         1.0%         79.2%
Energy East Corp.                                       5,160  37         0.9%         80.1%
Wisconsin Energy Corp.                                  4,969  38         0.9%         81.0%
Western Resources, Inc.                                 4,722  39         0.8%         81.8%
Alliant Energy Corp.                                    4,682  40         0.8%         82.7%
Sempra Energy                                           4,502  41         0.8%         83.4%
DQE, Inc.                                               4,334  42         0.8%         84.2%
BEC Energy                                              4,295  43         0.8%         84.9%
SCANA Corp.                                             4,280  44         0.7%         85.7%
--------------------------------------------------------------------------------------------
NIPSCO Industries, Inc.                                 3,911  45         0.7%         86.4%
MidAmerican Energy Holdings Co.                         3,876  46         0.7%         87.1%
TECO Energy, Inc.                                       3,626  47         0.6%         87.7%
OGE Energy Corp.                                        3,609  48         0.6%         88.3%
Puget Sound Energy, Inc.                                3,498  49         0.6%         88.9%
Kansas City Power & Light Co.                           3,497  50         0.6%         89.6%
DPL, Inc.                                               3,261  51         0.6%         90.1%
Enron Corp.                                             3,014  52         0.5%         90.7%
IPALCO Enterprises, Inc.                                2,695  53         0.5%         91.1%
Idaho Power Co.                                         2,606  54         0.5%         91.6%
KU Energy Corp.                                         2,553  55         0.4%         92.0%
Rochester Gas & Electric Corp.                          2,436  56         0.4%         92.5%
Nevada Power Co.                                        2,378  57         0.4%         92.9%
El Paso Electric Co.                                    2,259  58         0.4%         93.3%
LG&E Energy Corp.                                       2,242  59         0.4%         93.7%
UniSource Energy Corp.                                  2,189  60         0.4%         94.0%
Hawaiian Electric Industries, Inc.                      2,084  61         0.4%         94.4%
PSC of New Mexico                                       1,949  62         0.3%         94.7%
United Illuminating Co.                                 1,819  63         0.3%         95.1%
Montana Power Co.                                       1,798  64         0.3%         95.4%
CMP Group, Inc.                                         1,689  65         0.3%         95.7%
Washington Water Power Co.                              1,576  66         0.3%         95.9%
Sierra Pacific Resources                                1,543  67         0.3%         96.2%
Cleco Corp.                                             1,446  68         0.3%         96.5%
WPS Resources Corp.                                     1,409  69         0.2%         96.7%
UtiliCorp United, Inc.                                  1,403  70         0.2%         97.0%
Minnesota Power, Inc.                                   1,231  71         0.2%         97.2%
TNP Enterprises, Inc.                                   1,225  72         0.2%         97.4%
Central Hudson Gas & Electric Corp.                     1,194  73         0.2%         97.6%
Cilcorp, Inc.                                           1,187  74         0.2%         97.8%

Everyone else combined                                 12,509             2.2%        100.0%

Total                                                 571,350


                Market Shares for Electric Companies in the United States
                         Companies Sorted by Number of Customers

Holding Company                                Customers     Rank  Share of  Cumulative Share
                                              (thousands)            Total
---------------------------------------------------------------------------------------------
PG&E Corp.                                            4,486   1         5.0%          5.0%
Edison International                                  4,235   2         4.7%          9.6%
Southern Company                                      3,683   3         4.1%         13.7%
FPL Group, Inc.                                       3,615   4         4.0%         17.7%
Unicom Corp.                                          3,420   5         3.8%         21.5%
Consolidated Edison, Inc.                             3,010   6         3.3%         24.8%
American Electric Power Co., Inc.                     2,958   7         3.3%         28.1%
Texas Utilities Co.                                   2,459   8         2.7%         30.8%
Entergy Corp.                                         2,447   9         2.7%         33.5%
FirstEnergy Corp.                                     2,151   10        2.4%         35.9%
DTE Energy Co.                                        2,039   11        2.3%         38.1%
GPU, Inc.                                             2,008   12        2.2%         40.4%
Dominion Resources, Inc.                              1,977   13        2.2%         42.5%
Duke Energy Corp.                                     1,919   14        2.1%         44.7%
Public Service Enterprise Group, Inc.                 1,897   15        2.1%         46.8%
Central & South West Corp.                            1,712   16        1.9%         48.6%
Northeast Utilities                                   1,706   17        1.9%         50.5%
CMS Energy Corp.                                      1,603   18        1.8%         52.3%
Reliant Energy, Inc.                                  1,558   19        1.7%         54.0%
New Century Energies, Inc.                            1,557   20        1.7%         55.7%
Niagara Mohawk Power Corp.                            1,554   21        1.7%         57.5%
Ameren Corp.                                          1,495   22        1.7%         59.1%
PECO Energy Co.                                       1,482   23        1.6%         60.8%
Northern States Power Co.                             1,474   24        1.6%         62.4%
PacifiCorp                                            1,421   25        1.6%         64.0%
Cinergy Corp.                                         1,401   26        1.5%         65.5%
Allegheny Energy, Inc.                                1,395   27        1.5%         67.0%
New England Electric System                           1,337   28        1.5%         68.5%
Florida Progress Corp.                                1,314   29        1.5%         70.0%
PP&L Resources, Inc.                                  1,240   30        1.4%         71.3%
Sempra Energy                                         1,168   31        1.3%         72.6%
Carolina Power & Light Co.                            1,138   32        1.3%         73.9%
Baltimore Gas & Electric Co.                          1,109   33        1.2%         75.1%
Wisconsin Energy Corp.                                  973   34        1.1%         76.2%
Conectiv                                                926   35        1.0%         77.2%
Alliant Energy Corp.                                    892   36        1.0%         78.2%
Puget Sound Energy, Inc.                                864   37        1.0%         79.2%
Energy East Corp.                                       811   38        0.9%         80.1%
Pinnacle West Capital Corp.                             748   39        0.8%         80.9%
OGE Energy Corp.                                        687   40        0.8%         81.6%
Potomac Electric Power Co.                              685   41        0.8%         82.4%
Enron Corp.                                             679   42        0.8%         83.1%
BEC Energy                                              669   43        0.7%         83.9%
MidAmerican Energy Holdings Co.                         644   44        0.7%         84.6%
------------------------------------------------------------------------------------------
Western Resources, Inc.                                 614   45        0.7%         85.3%
DQE, Inc.                                               581   46        0.6%         85.9%
Illinova Corp.                                          559   47        0.6%         86.5%
CMP Group, Inc.                                         525   48        0.6%         87.1%
TECO Energy, Inc.                                       518   49        0.6%         87.7%
Nevada Power Co.                                        504   50        0.6%         88.2%
SCANA Corp.                                             499   51        0.6%         88.8%
DPL, Inc.                                               482   52        0.5%         89.3%
KU Energy Corp.                                         464   53        0.5%         89.8%
Kansas City Power & Light Co.                           443   54        0.5%         90.3%
IPALCO Enterprises, Inc.                                417   55        0.5%         90.8%
NIPSCO Industries, Inc.                                 414   56        0.5%         91.3%
Hawaiian Electric Industries, Inc.                      385   57        0.4%         91.7%
WPS Resources Corp.                                     371   58        0.4%         92.1%
Commonwealth Energy System                              367   59        0.4%         92.5%
UtiliCorp United, Inc.                                  366   60        0.4%         92.9%
Idaho Power Co.                                         357   61        0.4%         93.3%
LG&E Energy Corp.                                       355   62        0.4%         93.7%
PSC of New Mexico                                       346   63        0.4%         94.1%
Rochester Gas & Electric Corp.                          343   64        0.4%         94.4%
Eastern Utilities Associates                            316   65        0.3%         94.8%
UniSource Energy Corp.                                  314   66        0.3%         95.1%
United Illuminating Co.                                 312   67        0.3%         95.5%
Washington Water Power Co.                              297   68        0.3%         95.8%
Sierra Pacific Resources                                283   69        0.3%         96.1%
El Paso Electric Co.                                    282   70        0.3%         96.4%
Montana Power Co.                                       279   71        0.3%         96.7%
Orange & Rockland Utilities, Inc.                       268   72        0.3%         97.0%
Central Hudson Gas & Electric Corp.                     266   73        0.3%         97.3%
Cleco Corp.                                             234   74        0.3%         97.6%
TNP Enterprises, Inc.                                   221   75        0.2%         97.8%
Cilcorp, Inc.                                           194   76        0.2%         98.1%

Everyone else combined                                1,758             1.9%        100.0%

Total                                                90,483